PROSPECTUS
March 31, 1998

CALVERT SOCIAL INVESTMENT FUND

MANAGED INDEX PORTFOLIO
CLASS A, B, AND C
4550 Montgomery Avenue, Bethesda, Maryland 20814

INVESTMENT OBJECTIVE

The Managed Index Portfolio (the "Portfolio") seeks to provide a total return after expenses which exceeds over time the total return of the Russell 1000 Index. The Portfolio seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investment in equity securities that satisfy the Portfolio's investment and social criteria.

WHETHER THE PORTFOLIO IS FOR YOU

The Portfolio is designed for investors who are seeking returns which exceed the Russell 1000 Index with similar risk characteristics and who want to invest in socially responsible companies.

PURCHASE INFORMATION

This prospectus offers three classes of shares, each with different expense levels and sales charges. You may choose to purchase (i) Class A shares, with a sales charge imposed at the time you purchase the shares ("front-end sales charge"), (ii) Class B shares, which impose no front-end sales charge, but will impose a deferred sales charge at the time of redemption, depending on how long you have owned the shares ("contingent deferred sales charge," or "CDSC"); or (iii) Class C shares which impose no front-end sales charge but will impose a CDSC if shares are sold within one year. Class C shares are not available through all brokers. Class B and C shares have a higher level of expenses than Class A shares, including higher Rule 12b-1 fees. These alternatives permit you to choose the method of purchasing shares that is most beneficial to you, depending on the amount of the purchase, the length of time you expect to hold the shares, and other circumstances. See "Alternative Sales Options" for further details. To open an account, call your broker, or complete and return the enclosed Account Application.

Some classes of shares may not be available at this time. Call Calvert at 1-800-368-2745 regarding class availability.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PORTFOLIO'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT, NOR ARE THE SHARES DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, OR ANY OTHER BANK. AS WITH ANY INVESTMENT IN COMMON STOCKS, WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE, YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.

ABOUT THIS PROSPECTUS

Please read this Prospectus for information you should know before investing, and keep it for future reference. A Statement of Additional Information for the Portfolio dated March 3, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the Portfolio: 800-368-2748.

The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Portfolio.

PORTFOLIO EXPENSES

A.   Shareholder Transaction Costs           Class A      Class B  Class C

      Front-End Sales Charge on Purchases     4.75%        None     None
      (as a percentage of
      offering price)

      Maximum Contingent Deferred Sales       None         5.00%*   1.00%**
      Charge (as a percentage of original
      purchase price or redemption proceeds,
      as applicable)


      *A contingent deferred sales charge is imposed on the proceeds of Class B shares redeemed within 6 years, subject to certain exceptions. That charge is imposed as a percentage of net asset value at the time of purchase or redemption, whichever is less, and declines from 5% in the first year that shares are held, to 4% in the second and third years, 3% in the fourth year, 2% in the fifth year, and 1% in the sixth year. There is no charge on redemptions of Class B shares held for more than six years. See "Calculation of Contingent Deferred Sales Charge" below.

**A contingent deferred sales charge is imposed on the proceeds of Class C shares redeemed within one year. That charge is imposed as a percentage of net asset value at the time of purchase or redemption, whichever is less. See "Calculation of Contingent Deferred Sales Charge".

      For each account with a balance of less than $5,000, (less than $1,000 for individual retirement plan accounts) a monthly account maintenance fee of $1.00 is charged.

B.     Annual Portfolio Operating Expenses     Class A     Class B     Class C
       (as a percentage of average net assets)
       Management Fees (includes               0.75%       0.75%       0.75%
       administrative fees)
       Rule 12b-1 Service and Distribution
        Fees                                   0.25%       1.00%       1.00%
       Other Expenses (Estimated after fee     0.25%       0.75%       0.75%
       waiver/expense reimbursement by
       Advisor)
       Total Portfolio Operating Expenses      1.25%       2.50%       2.50%
        (after fee waiver/expense
        reimbursement by Advisor)

C. Example:           You would pay the following expenses on a $1,000
                      investment, assuming: (1) 5% annual return; (2) redemption at the end of each period, (3) for Class A shares, payment of the maximum front-end sales charge at the time of purchase and (4) for Class B and Class C shares, payment of maximum applicable contingent deferred sales charge.

                                            1 Year            3 years
Class A                                     $60               $85
Class B
       Assuming a complete
       redemption at end of period          $77               $121
       Assuming no redemption               $25               $78
Class C
       Assuming a complete
       redemption at end of period          $36               $78
       Assuming no redemption               $25               $78

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses and return may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses (other than account maintenance fees) that an investor in the Portfolio would bear directly (shareholder transaction costs) or indirectly (annual portfolio operating expenses).

      A. Shareholder Transaction Costs are charges you pay when you buy or sell shares of the Portfolio. See "Reduced Sales Charges" at Exhibit A to see if you qualify for possible reductions in the sales charge applicable to Class A shares. If you request a wire redemption of less than $1,000, you will be charged a $5 wire fee.

      B. Annual Portfolio Operating Expenses. Management Fees are paid by the Portfolio to the Advisor for managing its investments and business affairs. Management fees include the subadvisory fee paid by Calvert Asset Management Company, Inc. (the "Advisor") to State Street Global Advisors (the "Subadvisor"), and the administrative service fee paid by the Portfolio to Calvert Administrative Services Company. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Other expenses are based on estimates for the current fiscal year. Management Fees and Other Expenses are reflected in the Portfolio's daily share price and are not charged directly to individual shareholder accounts. Please refer to "Management of the Portfolio" for further information. The Advisor may voluntarily reimburse expenses of the Portfolio or waive its fees. The Advisor may recapture from the Fund any fees it waives or expenses it assumes, subject to certain limitations. Through March 31, 1999, the Advisor has agreed to cap the Portfolios' expenses at 1.25% for Class A, 2.50% for Class B, and 2.50% for Class C. Gross Total Portfolio Operating Expenses during this period are expected to be 1.79% for Class A, 2.82% for Class B, and 2.82% for Class C.

The Class A, Class B and Class C Rule 12b-1 fees include an asset-based sales charge. Thus, long-term Class A, Class B or Class C shareholders in the Portfolio may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. (the "NASD"). In addition to the compensation itemized above (sales charge and Rule 12b-1 service and distribution fees), certain broker/dealers and/or their salespersons may receive other compensation for the distribution of the securities or for services to the Portfolio. See the Statement of Additional Information, "Method of Distribution."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Managed Index Portfolio (the "Portfolio") seeks to provide a total return after expenses which exceeds over time the total return of the Russell 1000 Index. The Portfolio seeks to obtain this objective while maintaining risk characteristics similar to those of the Russell 1000 Index and through investment in equity securities that satisfy the Portfolio's investment and social criteria. There can be no assurance that the Portfolio will be successful in meeting its objective. Long-term capital growth may be achieved as the Portfolio attempts to track its index. The Portfolio's investment objective is not fundamental and, unless otherwise specified, its policies and strategies are not fundamental. The investment objective and each non-fundamental policy and strategy may be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT STRATEGY AND RELATED RISKS

Investment Strategy

The Portfolio follows an enhanced index management strategy. This means that, rather than passively holding a representative basket of securities designed to match the Russell 1000 Index, the Subadvisor actively uses a proprietary analytical model to attempt to enhance the Portfolio's performance, relative to that index.

The first step of the investment strategy is to identify those stocks in the Russell 1000 Index which meet the Portfolio's social screening criteria. From this list of stocks, the Subadvisor chooses stocks that closely mirror the index in terms of various factors such as industry weightings, capitalization, and yield. By providing exposure to these various factors which affect returns to match the factor exposure of the index, the Subadvisor seeks to provide a return for the Portfolio that differs only minimally from the Index. Even though certain industries are eliminated from the Portfolio by the screens, the factor model permits mathematical substitutes which the Subadvisor expects to mimic the return characteristics of the missing industries and stocks. The final step in the process is to apply the Subadvisor's proprietary valuation method which attempts to identify the stocks which have the greatest potential for superior performance.

Each security identified for potential investment is ranked according to two separate and relatively uncorrelated measures: value and momentum of market sentiment. The value measure compares a company's assets, projected earnings growth and cash flow growth with its stock price within the context of its historical valuation. The momentum measure of market sentiment examines changes in market analysts' earnings estimates and ranks stocks by the strength and consistency of those changes. These two measures combine to create a single composite score of each stock's attractiveness. The Portfolio is constructed from securities that meet its social criteria, weighted through a quadratic optimization1 process that seeks to reduce risk vis-#-vis the Russell 1000 Index.

The Portfolio will generally have at least 65% of its total assets invested in securities represented in the Russell 1000 Index. Any investments not in the Index will meet the Portfolio's social screening criteria and be selected to closely mirror the Index's risk/return characteristics. The Subadviser expects to hold between 100 and 150 stocks.

The Russell 1000 index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. The Index is adjusted, or reconstituted, annually. As of the latest reconstitution, the average market capitalization of the Russell 1000 was approximately $7.6 billion; the median market capitalization was approximately $3.0 billion. The smallest company in the Russell 1000 Index had an approximate market capitalization of $1.1 billion.

Tracking the Index

      The Subadvisor expects a tracking error over time of no more than 2.5%, although there can be no guarantee such results will be achieved. The process used by the Portfolio to attempt to track the Index within this limit relies on assessing the difference between the Portfolio's exposure to factors which influence returns and the Index's exposure to those same factors. The combined variability of these factors and the correlation between factors are used to estimate the risk in the Portfolio. The extent to which the total risk characteristics of the Portfolio varies from that of the Index is active risk or tracking error.

      The Portfolio's ability to track the index will be monitored by analyzing returns to ensure that the returns are reasonably consistent with Index returns. By regressing Portfolio returns against Index returns the Advisor can calculate the goodness of fit, as measured by the Coefficient of Determination or R -squared. Values in excess of 90% indicate a very high degree of correlation between the Portfolio and the Index. The Portfolio will also be monitored to ensure that general characteristics, such as sector exposures, capitalization and valuation criteria, are relatively consistent over time.

         Any deviations of realized returns from the Index which are in excess of those expected will be analyzed for sources of variance. Where variations are deemed to be systematic or associated with a particular feature of the investment process, the constraints on the Portfolio associated with that factor may be adjusted to ensure a higher degree of correlation to the Index.

Risks

An index fund has operating expenses; a market index does not.  The Portfolio
- while expected to track its target index as closely as possible while satisfying its investment and social criteria - will not be able to match the performance of the index exactly. The Portfolio is not sponsored, sold, promoted, or endorsed by the Frank Russell Company.

The Portfolio is subject to market risk, which is the possibility that stock prices overall will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. The Portfolio's total return and share price will fluctuate within a wide range, so an investor could lose money over short or even extended periods.

In seeking returns consistent with the Russell 1000 Index universe of stocks, the Portfolio will normally be as fully invested as practicable in stocks or their equivalents. The Portfolio does not currently anticipate holding more than 5% of its net assets in cash or cash equivalents.

The Portfolio may use stock futures and options as part of its investment strategy

Besides investing in the stocks found in the Russell 1000 Index, the Portfolio may also follow a number of other investment policies to achieve its objective. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures. The Portfolio can use these practices for liquidity and to seek to hedge cash exposure in the Portfolio. The decision to invest in these instruments will be based on market conditions, regulatory limits and tax considerations. There can be no assurance that engaging in options, futures, or any other investment strategy will be successful. If market values or other economic factors are misgauged, the Portfolio may be worse off than had it not employed the strategy. If market conditions are judged incorrectly, if a strategy does not correlate well with the Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of the Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. The use of these strategies may result in a disadvantage to the Portfolio if it is not able to purchase or sell a portfolio holding at an optimal time due to the need to cover its transaction in its segregated account, or due to the inability of the Portfolio to liquidate its position because of its relative illiquidity. See the Statement of Additional Information for more details about these strategies and limitations on illiquid securities.

Borrowing/Repurchase Agreements/Securities Lending

The Portfolio may borrow money from banks (and pledge its assets to secure such borrowing) for temporary or emergency purposes, but not for leverage. Such borrowing may not exceed one third of the value of the Portfolio's total assets. The Portfolio may also invest in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. The Portfolio may lend its securities. The Portfolio has no current intention to use borrowing, repurchase agreements or securities lending with respect to more than 5%, respectively, of the Portfolio's net assets.

Additional policies and restrictions

The Portfolio's Statement of Additional Information describes additional policies and restrictions concerning the investments of the Portfolio.

SOCIALLY RESPONSIBLE INVESTMENT CRITERIA

EACH INVESTMENT IS SELECTED WITH A CONCERN FOR ITS SOCIAL IMPACT

         The Portfolio invests in accordance with its philosophy that long-term rewards to investors will come from those organizations whose products, services, and methods enhance the human condition and the traditional American values of individual initiative, equality of opportunity and cooperative effort.

         The Portfolio applies the following criteria for the selection of organizations in which it invests. The Portfolio recognizes, however, that these criteria represent standards of behavior which few, if any, organizations totally satisfy and that, as a matter of practice, evaluation of a particular organization in the context of these criteria will involve subjective judgment by the Advisor.

         Given these considerations, the Portfolio seeks to invest in a producer or service provider which:

         1. Delivers safe products and services in ways which sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters.

         2. Is managed with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans.

         3. Negotiates fairly with its workers, provides an environment supportive of their wellness, does not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, does not consistently violate regulations of the Equal Employment Opportunity Commission, and provides opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations.

         4. Fosters awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

         The Portfolio will not invest in an issuer which the Advisor determines to be significantly engaged in:

         1. The production of nuclear energy or the manufacture of equipment to produce nuclear energy.

         2.   Business activities in support of repressive regimes.

         3.   The manufacture of weapon systems.

         4.   The manufacture of alcoholic beverages or tobacco products.

         5.    The operation of gambling casinos.

The Portfolio believes that social and technological change will continue to transform America and the world into the next century. Those enterprises which exhibit a social awareness measured in terms of the above attributes and considerations should be better prepared to meet future societal needs for goods and services. By responding to social concerns, these enterprises should maintain flexibility and further social goals. In so doing they should not only avoid the liability that may be incurred when a product or service is determined to have a negative social impact or has outlived its usefulness, but also be better positioned to develop opportunities to make a profitable contribution to society. These enterprises should be ready to respond to external demands and ensure that over the longer term they will be viable to provide a positive return to both investors and society as a whole.

With respect to U.S. government securities, the Portfolio invests primarily in debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government whose purposes further or are compatible with the Portfolio's social criteria, such as obligations of the Student Loan Marketing Association, rather than general obligations of the U.S. Government, such as Treasury securities.

The above social screening criteria may be changed by the Board of Trustees without shareholder approval.

TOTAL RETURN

The Portfolio may advertise total return for each class. Total return is based on historical results and is not intended to indicate future performance.

Total return includes not only the effect of income dividends but also any change in net asset value, or principal amount, during the stated period. A cumulative total return reflects the performance of the class over a stated period of time. An average annual total return reflects the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. Both types of total returns for Class A shares usually will include the effect of paying the front-end sales charge, or CDSC in the case of Class B and C shares. Of course, total returns will be higher if sales charges are not taken into account. Quotations of "return without maximum sales charge" do not reflect deduction of the sales charge. You should consider these figures only if you qualify for a reduced sales charge, or for purposes of comparison with comparable figures which also do not reflect sales charges, such as mutual fund averages compiled by Lipper Analytical Services, Inc. Further information about the Portfolio's performance is contained in its Annual Report to Shareholders, which may be obtained without charge.

MANAGEMENT OF THE PORTFOLIO

The Board of Trustees supervises the Portfolio's activities and reviews its contracts with companies that provide services to the Portfolio.

The Portfolio is a diversified series of Calvert Social Investment Fund (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on December 14, 1981. The other series of the Trust are the Managed Growth, Bond, Equity and Money Market Portfolios.

The Portfolio offers four classes of shares - - Class A, Class B, Class C and Class I. The Classes have different sales charge and other expenses which will result in different performance. They also have different shareholder servicing, conversation and exchange privileges. This Prospectus relates only to Class A, B and C. For information on Class I, contact Calvert at 1-800-327-2109.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Portfolio you own. Matters affecting classes differently, such as Distribution Plans, will be voted on separately by the affected class.

Board of Trustees


REBECCA ADAMSON
President, First Nations Development Institute

RICHARD L. BAIRD, JR.
Executive Vice President, Family Health Council, Inc.

JOHN G. GUFFEY, JR.
Co-Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey & Co., Inc.

JOY V. JONES, Esq.
Attorney and Entertainment Manager

BARBARA J. KRUMSIEK
President, Chief Executive Officer and Vice Chair, Calvert Group, Ltd. and subsidiaries

TERRENCE J. MOLLNER, Ed.D.
Founder and Chair, Trusteeship Institute, Inc.
Co-Chair, Calvert Social Investment Foundation

(Ms.) SYDNEY AMARA MORRIS
Unitarian Church of Vancouver, Canada

CHARLES T. NASON
Chairman, President, and Chief Executive Officer, The Acacia Group

D. WAYNE SILBY
President, Secretary, and Director, Silby, Guffey & Co., Inc.
Chair, CSIF Board of Trustees

Advisory Council

The Advisory Council is a resource to the Fund's Board of Trustees regarding communication networks for the Fund and the application and refinement of the Fund's social criteria.

TIMOTHY SMITH
(Chair) Executive Director, Interfaith Center on Corporate Responsibility

ROBERT BROWNE
President, Twenty-First Century Foundation

WILLIAM J. BYNUM
President and CEO, Enterprise Corporation for the Delta

JACK CHIN
Coordinator, Funder's Forum on Environmental Education


FRED DAVIE
Program Officer, Community and Resource Development, Ford Foundation

MARIAN WRIGHT EDELMAN
President & Founder, Children's Defense Fund

MICHAEL FISCHER
Program Officer, William and Flora Hewlett Foundation

ELIZABETH HARRIS
Vice President, UNC Partners, Inc.

SOPHIA BRACEY HARRIS
Founder and Executive Director, The Federation of Childcare Centers of Alabama, Inc.

JAMES E. HEARD
President, Breakwater Holdings

HAZEL HENDERSON
Independent Futurist and Author

ERICA HUNT
Executive Director, Twenty-First Century Foundation

GRACE LECLAIR
Writer, Consultant and Theorist Concerning the Impacts of Economics on Family and Community Life

KAI LEE
Professor of Environmental Studies and Director of the Center for Environmental Studies, Williams College

JESSICA LIPNACK
President, The Networking Institute, Inc.

ROBERT CARTER RANDOLPH
Attorney and Mediator/Arbitrator Washington Arbitration and Mediaton Services

RUSTUM ROY
Professor of Geochemistry, Pennsylvania State University

BYRON RUSHING
State Representative, Massachusetts

MARC DAVID SARKADY
Leadership Consultant and International Facilitator

GAIL SNOWDEN
Group Executive, Community Banking Group, Bank of Boston

JEFFREY STAMPS
Chairman, The Networking Institute, Inc.

THOMAS STONEBACK
Vice President and Chief Administrative Officer, Rodale Press, Inc.


DARRELD RAY TURNER, II
Policy Advisor, Cherokee Nation of Oklahoma

DIANE WHITE
Owner, Blackberry

D. Wayne Silby, Chair of the Fund's Board of Trustees, serves as an ex officio member of the Advisory Council.

Calvert Asset Management Company, Inc. serves as Advisor to the Portfolio.

Calvert Asset Management Company, Inc. ("CAMCO" or the "Advisor") is the Portfolio's investment advisor. Founded in 1976, CAMCO serves as investment advisor to over 30 mutual funds, including the first and largest family of socially screened funds. CAMCO assets under management as of December 31, 1997 exceeded $5 billion. The Advisor provides the Portfolio with investment supervision and management, certain administrative services and office space; furnishes executive and other personnel to the Portfolio; and pays the salaries and fees of all Trustees who are employees of the Advisor or its affiliates. The Advisor may also assume and pay certain advertising and promotional expenses of the Portfolio and reserves the right to compensate broker-dealers in return for their promotional or administrative services. The Portfolio pays all other operating expenses as noted in the Statement of Additional Information.

Calvert Group is One of the Largest Investment Management Firms in the Washington, D.C. Area.

Calvert Group, Ltd., parent of the Portfolio's investment advisor, shareholder servicing agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

State Street Global Advisors is the Portfolio's Subadvisor.

State Street Global Advisors ("Subadvisor" or "SSGA"), a division of State Street Bank & Trust Company ("State Street"), is the Subadvisor to the Portfolio. Its principal business office is located at 225 Franklin Street, Boston, Massachusetts, USA. With over $400 billion under management SSGA provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Montreal, and Paris. The Subadvisor's Global Enhanced Index Products Group manages the investment and reinvestment of the assets of the Portfolio, although the Advisor screens potential investments for compatibility with the Portfolio's social criteria.

State Street is one of the largest providers of securities processing and record keeping services for U.S. mutual funds and pension funds and a pioneer in the development of U.S. and international index funds. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company.

The Trust has obtained an exemptive order from the Securities and Exchange Commission to permit the Portfolio, pursuant to approval by the Board of Trustees, to enter into and materially amend contracts with the Portfolio's Subadvisor (including replacing the Subadvisor) without shareholder approval. See "Investment Advisor and Subadvisor" in the Statement of Additional Information for further details.

The Advisor receives a fee based on a percentage of the Portfolio's assets.

Pursuant to the Investment Advisory Agreement, the Portfolio pays the Advisor an annual fee, payable monthly, of 0.60% of the Portfolio's average daily net assets. From this, the Advisor pays the Subadvisor an annual fee, payable monthly of 0.35% of the Portfolio's average daily net assets, subject to a minimum annual fee of $150,000.

The Advisor may, in its discretion, defer its fees or assume certain of the Portfolio's operating expenses. The Investment Advisory Agreement provides that the Advisor may later, to the extent permitted by law, recapture any fees it deferred, or expenses it assumed during the two prior years.

Calvert Administrative Services Company provides administrative services for the Portfolio.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides certain administrative services for the Portfolio, including the preparation of regulatory filings and shareholder reports, the determination of periodic distributions per share, and the maintenance of certain portfolio and general accounting records. For providing such services, CASC receives an annual fee from the Portfolio, payable monthly, of 0.15% of the Portfolio's average daily net assets for each of Class A, Class B and Class C Shares.

Calvert Distributors, Inc. serves as underwriter to market the Portfolio's shares.

Calvert Distributors, Inc. ("CDI") is the Portfolio's principal underwriter and distributor. Under the terms of its underwriting agreement with the Portfolio, CDI markets and distributes the Portfolio's shares and is responsible for payment of commissions and remitting distribution and/or service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Portfolio's shareholder servicing agent. National Financial Data Services, Inc. 1004 Baltimore, Kansas City, Missouri, 64105, is the transfer and dividend disbursing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Portfolio in several ways.

An account application accompanies this prospectus. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call your broker, or Calvert Group at 800-368-2748. Be sure to specify which class you wish to purchase.

To invest through any of Calvert's tax-deferred retirement plans, please call Calvert Group at 800-368-2748 to receive information and the required separate application.

Alternative Sales Options
The Portfolio offers four classes of shares:

Class A Shares - Front-End Load Option

Class A shares are sold with a front-end sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed.



Class B Shares - Back-End Load Option

Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within six calendar years after purchase. Class B shares will automatically convert to Class A shares at the end of eight calendar years after purchase.

Class C Shares - Level Load Option

Class C shares are sold without a front-end sales charge at the time of purchase. They are subject to a deferred sales charge if they are redeemed within one year after purchase.

Class B and C shares have higher expenses.

The Portfolio bears some of the costs of selling its shares under Distribution Plans with respect to its Class A, B and C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Payments under the Class A Distribution Plan are limited to 0.25% annually of the average daily net asset value of Class A shares, while payments under the Class B and C Distribution Plan are 1.00% annually of the average daily net asset attributable to their respective classes.

Considerations for deciding which class of shares to buy.

Income distributions for Class A shares will probably be higher than those for Class B and C shares, as a result of the distribution expenses described above. (See also "Total Returns.") You should consider Class A shares if you qualify for a reduced sales charge under Class A or if you plan to hold the shares for several years. The Portfolio will not normally accept any purchase of Class B shares in the amount of $250,000 or more. Class C shares are not available for investments of $1 million or more, and are not available through all brokers. Brokers or others may receive different levels of compensation depending on which class of shares they sell.

Class A Shares

Class A shares are offered at net asset value plus a front-end sales charge as follows:

Amount of                  As a % of        As a % of         Allowed to
Investment                 offering         net amount        Dealers
                           price            invested          as a % of
offering
                                                              price

Less than $50,000     4.75%                 4.99%             4.00%
$50,000 but less
than $100,000              3.75%            3.90%             3.00%
$100,000 but less
than $250,000              2.75%            2.83%             2.25%
$250,000 but less
than $500,000              1.75%            1.78%             1.25%
$500,000 but less
than $1,000,000            1.00%            1.01%             0.80%
$1,000,000 and over        0.00%            0.00%             0.00%*


Front-end sales charges on shares may be reduced or eliminated in certain cases. See Exhibit A to this prospectus.

The sales charge is paid to CDI, which in turn normally reallows a portion to your broker-dealer. Upon written notice to dealers with whom it has dealer agreements, CDI may reallow up to the full applicable sales charge. Dealers to whom 90% or more of the entire sales charge is reallowed may be deemed to be underwriters under the Securities Act of 1933.

Class A Distribution Plan

The Portfolio has adopted a Distribution Plan with respect to its Class A shares (the "Class A Distribution Plan"), which provides for payments at a maximum annual rate of 0.25% of the average daily net asset value of Class A shares, to pay expenses associated with the distribution and servicing of Class A shares. Amounts paid by the Portfolio to CDI under the Class A Distribution Plan are used to pay to dealers and others, including CDI salespersons who service accounts, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares, and to pay CDI for its marketing and distribution expenses, including, but not limited to, preparation of advertising and sales literature and the printing and mailing of prospectuses to prospective investors.

Class B Shares

Class B shares are offered at net asset value, without a front-end sales charge. With certain exceptions, the Portfolio will impose a deferred sales charge at the time of redemption as follows:


Contingent Deferred Sales

Charge As A Percentage Of
Redemption During                           Net Asset Value At Redemption

1st Year Since Purchase                                  5%
2nd Year Since Purchase                                  4%
3rd Year Since Purchase                                  4%
4th Year Since Purchase                                  3%
5th Year Since Purchase                                  2%
6th Year Since Purchase                                  1%
7th Year Since Purchase and Thereafter                  None

No deferred sales charge is imposed on amounts redeemed after six years from purchase. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by CDI. See "Calculation of Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

Class B shares that have been outstanding for eight calendar years will automatically convert to Class A shares, which are subject to a lower Distribution Plan charge, without imposition of a front-end sales charge or exchange fee. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Advisor's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Trustees will consider what action, if any, is appropriate and in the best interests of the Class B shareholders.

Class B Distribution Plan

The Portfolio has adopted a Distribution Plan with respect to its Class B shares (the "Class B Distribution Plan"), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class B shares, to pay expenses of the distribution of Class B shares. Amounts paid by the Portfolio under the Class B Distribution Plan are currently used by CDI to pay others (1) a commission at the time of purchase of 4% of the value of each share sold; and/or (2) service fees at an annual rate of 0.25% of the average daily net asset value of shares sold by such others, beginning in the 13th month after purchase.

Class C Shares

Class C shares are offered at net asset value, without a front-end sales charge. With certain exceptions, the Portfolio may impose a deferred sales charge of 1.00% on shares redeemed during the first year after purchase. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by CDI. See "Calculation of Contingent Deferred Sales Charges and Waiver of Sales Charges" below.

Class C Distribution Plan

The Portfolio has adopted a Distribution Plan with respect to its Class C shares (the "Class C Distribution Plan"), which provides for payments at an annual rate of up to 1.00% of the average daily net asset value of Class C shares, to pay expenses of the distribution and servicing of Class C shares. Amounts paid by the Portfolio under the Class C Distribution Plan are currently used by CDI to pay dealers and other selling firms (1) a commission at the time of purchase of 1.00% of the value of each share sold, and (2) beginning in the 13th month after purchase, quarterly compensation at an annual rate of up to 0.75%, plus a service fee as described above under "Class A Distribution Plan," of up to 0.25%.

Calculation of Contingent Deferred Sales Charge and Waiver of Sales Charges

Class B and Class C shares that are redeemed will not be subject to a contingent deferred charge to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) shares held more than six years (more than one year for Class C) or (3) capital appreciation of shares redeemed. Any contingent deferred sales charge is imposed on the net asset value of the shares at the time of redemption or purchase, whichever is lower. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

The contingent deferred sales charge on Class B Shares will be waived in the following circumstances: (1) redemption upon the death or disability of the shareholder, plan participant, or beneficiary ("disability" shall mean a total disability as evidenced by a determination by the federal Social Security Administration); (2) minimum required distributions from retirement plan accounts for shareholders 70 (OMEGA) and older (with the maximum amount subject to this waiver being based only upon the shareholder's Calvert retirement accounts); (3) return of an excess contribution or deferral amounts, pursuant to sections 408(d)(4) or (5), 401(k)(8), or 402)(g)(2), or 401(m)(6) of the Internal Revenue Code; (4) involuntary redemptions of accounts under procedures set forth by the Fund's Board of Trustees; (5) a single annual withdrawal under a systematic withdrawal plan of up to 10% per year of the shareholder's account balance (minimum account balance $50,000 to establish).

Arrangements with Broker-Dealers and Others

CDI may also pay additional concessions, including non-cash promotional incentives, such as merchandise or trips, to dealers employing registered representatives who have sold or are expected to sell a minimum dollar amount of shares of the Portfolio and/or shares of other Portfolios underwritten by CDI. CDI may make expense reimbursements for special training of a broker-dealer's registered representatives, advertising or equipment, or to defray the expenses of sales contests. Eligible marketing and distribution expenses may be paid pursuant to the Portfolio's Rule 12b-1 Distribution Plan and in compliance with the rules of the NASD.

HOW TO BUY SHARES

(Be sure to specify which Class you are buying)


Method     New Accounts                       Additional
                                             Investments

By Mail   $5,000 minimum                      $250 minimum

           Please make your check payable     Please make your check payable to
           to the Portfolio and mail it       the Portfolio and mail it with
           with your application to:          your investment slip to:

           Calvert Group                     Calvert Group
           P.O. Box 419544                   P.O. Box 419739
           Kansas City, MO 64141-6544        Kansas City, MO 64141-6739

By Registered, Certified, or Overnight Mail:

           Calvert Group                      Calvert Group
           c/o NFDS, 6th Floor                c/o NFDS, 6th Floor
           1004 Baltimore                     1004 Baltimore
           Kansas City, MO 64105-1807         Kansas City, MO 64105-1807

Through
Your Financial
Professional      $5,000 minimum                     $250 minimum

At the Calvert    Visit the Calvert Branch Office to make investments by
Office            check. See the back cover page for the address.

FOR ALL OPTIONS BELOW, PLEASE CALL YOUR FINANCIAL PROFESSIONAL OR CALVERT GROUP AT 800-368-2745

By Exchange                $5,000 minimum
$250 minimum
(From your account in another Calvert Group Portfolio)

When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.

By Bank Wire               $5,000 minimum
$250 minimum

By Calvert Money           Not Available
$250 minimum
Controller*                for Initial Investment

*Please allow sufficient time for Calvert Group to process your initial request for this service, normally 10 business days. The maximum transaction amount is $300,000, and your purchase request must be received by 4:00 p.m. Eastern time.

NET ASSET VALUE

Net asset value, or "NAV," refers to the worth of one share. NAV is computed per class by adding the value of all portfolio holdings, plus other assets, deducting liabilities, and then dividing the result by the number of shares outstanding. This value is calculated at the close of the Portfolio's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolio is open for business each day the New York Stock Exchange is open. All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Portfolio securities and other assets are valued based on market quotations, except that securities maturing within 60 days are valued at amortized cost. If quotations are not available, securities are valued by a method that the Board of Trustees believes accurately reflects fair value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

Your purchase will be processed at the next offering price based on the next net asset value calculated after your order is received and accepted. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Portfolio. When you purchase by check or with Calvert Money Controller, the Portfolio may hold payment on redemptions until it is reasonably satisfied that the investment is collected (normally up to 10 business days from purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee. As a convenience, check purchases can be received at Calvert's offices for overnight mail delivery to the transfer agent and will be credited the next business day or upon receipt. Any check purchase received without an investment slip may cause delayed crediting.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be held liable for resulting fees or losses.

EXCHANGES

Each exchange represents the sale of shares of one Portfolio and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

If your investment goals change, the Calvert Group of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group funds in order to respond to changes in your goals or in market conditions. However, the Portfolio is intended as a long-term investment and not for frequent short-term trades. Before you make an exchange from the Portfolio, please note the following:

      Call your broker or a Calvert representative for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund into which you want to exchange for relevant information, including class offerings. The exchange privilege is only available in states where shares of the Fund into which you want to exchange are registered for sale.

      Complete and sign an application for an account in the Fund into which you want to exchange, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if you have not declined telephone transaction privileges and the shares are not in certificate form. See "Selling Your Shares" and "How to Sell Your Shares-- By Telephone and-- Exchange to Another Calvert Group Fund."

      You may exchange shares on which you have already paid a sales charge at Calvert Group and shares acquired by reinvestment of dividends or distributions into another Fund at no additional charge. Shares may only be exchanged for shares of the same Class of another Calvert Group Fund.

      No CDSC is imposed on exchanges of shares subject to a CDSC at the time of the exchange. The applicable CDSC is imposed at the time the shares acquired by the exchange are redeemed.

      Shareholders (and those managing multiple accounts) who make two purchases and two exchange redemptions of shares of the Portfolio during any 6-month period will be given written notice that they may be prohibited from making additional investments. This policy does not prohibit a shareholder from redeeming shares of the Portfolio.

      For purposes of the exchange privilege, the Portfolio is related to Summit Cash Reserves Portfolio by investment and investor services.

      The Portfolio reserves the right to terminate or modify the exchange privilege in the future upon 60 days' written notice.

          OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and price information

Calvert Group has a round-the-clock telephone service for most classes and a website at http://www.calvertgroup.com that lets existing customers obtain prices, yields, performance information, account balances, and, by telephone only, authorize certain transactions.

Calvert Money Controller

Calvert Money Controller eliminates the delay of mailing a check or the expense of wiring funds. You can request this free service on your application.

This service allows you to authorize electronic transfers of money to purchase or sell shares. You use Calvert Money Controller like an "electronic check" to move money ($250 to $300,000) between your bank account and your account in the Portfolio with one phone call. Allow two business days after the call for the transfer to take place; for money recently invested, allow normal check clearing time (up to 10 business days) before redemption proceeds are sent to your bank. All Calvert Money Controller transaction requests must be received by 4:00 p.m. Eastern time in order to be processed on that business day.

You may also arrange systematic monthly or quarterly investments (minimum
$250) into your Portfolio account. After you give us proper authorization, your bank account will be debited to purchase Portfolio shares. A debit entry will appear on your bank statement. Share purchases made through Calvert Money Controller will be subject to the applicable sales charge. If you would like to make arrangements for systematic monthly or quarterly redemptions from your Calvert account, call your broker or Calvert for a Money Controller Application.

Telephone Transactions

Calvert may record all telephone calls.

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, wire funds and use Calvert Money Controller by telephone. You automatically have telephone privileges unless you elect otherwise. The Trust, the transfer agent, the shareholder servicing agent, and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Optional Services

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call your broker or Calvert Investor Relations at 800-368-2745 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Householding of General Mailings

Householding reduces Portfolio expenses and saves paper and trees for the environment.

If you have multiple accounts with Calvert, you may receive combined mailings of some shareholder information, such as statements, confirmations, prospectuses, semi-annual and annual reports. Please contact Calvert Investor Relations at 800-368-2745 to receive additional copies of information.

Special Services and Charges

The Portfolio pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Portfolio through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this Prospectus. Certain features of the Portfolio may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

Tax-Saving Retirement Plans

Contact Calvert Group for complete information kits discussing the plans and their benefits, provisions and fees.

Calvert Group can set up your new account in the Portfolio under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Minimums may differ from those listed in the "How to Buy Shares" chart. Also, reduced sales charges may apply. See "Exhibit A-Reduced Sales Charges."

      Traditional and Roth individual retirement accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

      Qualified Profit-Sharing and Money Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, corporations and their employees, and certain tax-exempt organizations.

      Simple IRA and Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

      403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next net asset value calculated after your redemption request is received (less any CDSC). See below for specific requirements necessary to make sure your redemption request is accepted. Remember that the Portfolio may hold payment on the redemption of your shares until it is reasonably satisfied that investments made by check or by Calvert Money Controller have been collected (normally up to 10 business days). Redemptions may be made in kind if, in the sole opinion of the Advisor, it is in the best interest of the Portfolio to do so.

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to 7 days. Calvert Money Controller redemptions generally will be credited to your bank account on the second business day after your phone call. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Minimum account balance is $5,000.

Please maintain the minimum balance in your account . Otherwise, a monthly $1.00 account maintenance fee will be charged.


Mail Redemption Requests To:

Calvert Group
P.O. Box 419544
Kansas City, MO.

You may redeem available funds from your account at any time by sending a letter of instruction, including your name, account and Portfolio number, the number of shares or dollar amount, and where you want the money to be sent. Additional requirements, below, may apply to your account. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. To add instructions to wire to a destination not previously established, or if you would like funds sent to a different address or another person, your letter must be signature guaranteed.

Type of Registration                                 Requirements

Corporations, Associations                           Letter of instruction and
                                                     corporate resolution,
                                                     signed by person(s)
                                                     authorized to act on the
                                                     account, accompanied by
                                                     signature guarantee(s).

Trusts                                               Letter of instruction
                                                     signed by the Trustee(s)
                                                     (as Trustees), with a
                                                     signature guarantee. (If
                                                     the Trustee's name is not
                                                     registered on your
                                                     account, provide a copy
                                                     of the trust document,
                                                     certified within the last
                                                     60 days.)

By Telephone

Please call 800-368-2745. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to an address or bank you have previously authorized. A charge of $5 is imposed on wire transfers of less than $1,000. See "Telephone Transactions.".

Calvert Money Controller

Please allow sufficient time for Calvert Group to process your initial request for this service (normally 10 business days). Your request for a redemption by this service must be received by 4:00 p.m. Eastern time. Accounts cannot be closed by this service. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Calvert Money Controller will be subject to the Contingent Deferred Sales Charge.


Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other Calvert Group Fund. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter. See "Exchanges."

Systematic Check Redemptions

If you have an account with a balance of $10,000 or more, you may have up to two (2) redemption checks for a fixed amount sent to you on the 15th of each month, simply by sending a letter with all information, including your account number, and the dollar amount ($100 minimum). If you would like a regular check mailed to another person or place, your letter must be signature guaranteed. Unless they otherwise qualify for a waiver, Class B or Class C shares redeemed by Systematic Check Redemption will be subject to the Contingent Deferred Sales Charge.

Through your Broker

If your account is held in your broker's name ("street name"), you should contact your broker directly to transfer, exchange or redeem shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each year, the Portfolio distributes substantially all of its net investment income and capital gains to shareholders.

Dividends from the Portfolio's net investment income are declared and paid annually. Net investment income generally consists of the interest income, profits from securities loans, net short-term capital gains, if any, and dividends, less expenses. Distributions of net long-term capital gains, if any, are normally declared and paid by the Portfolio once a year; however, the Portfolio does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired. Dividend and distribution payments will vary among classes because of different fees.

Distribution Payment Options

Dividends and distributions are automatically reinvested in additional shares, unless on the account application you request to have them paid to you in cash (by check or by Calvert Money Controller). You may also request to have your dividends and distributions from the Portfolio invested at net asset value ("NAV") in shares of any other Calvert Group Portfolio. If you choose to have them reinvested in the same Portfolio, the new shares will be purchased at the NAV (no sales charge) on the reinvest date, which is generally 1 to 3 days prior to the payment date. You must be a shareholder on the record date to receive dividends. You must notify the Portfolio in writing prior to the record date if you want to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares. No dividends will accrue on amounts represented by uncashed distribution or redemption checks.

"Buying a Dividend"

At the time of purchase, the share price of each class of the Portfolio may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable as dividends or capital gains distributions. On the record date for a distribution, the Portfolio's per share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Federal Taxes

The Portfolio normally distributes all net income and capital gain to shareholders. These distributions are taxable to you regardless of whether they are taken in cash or reinvested. Distributions of net investment income are taxable as ordinary income; distributions of net long-term capital gains are taxable as long-term capital gains regardless of how long you have held the shares. Dividends and distributions declared during October, November or December and paid in January of the following year are taxable in the year they are declared. The Portfolio will mail you Form 1099-DIV in January indicating the federal tax status of your dividends and any capital gain distribution paid to you during the year. If distributions exceed the Portfolio's net investment income and capital gain for the year, the excess will reduce your tax basis for your shares in the Portfolio.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell or exchange your Portfolio shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. In January, the Portfolio will mail you Form 1099-B indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Taxpayer Identification Number, Back-up Withholding

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, federal law requires the Portfolio to withhold 31% of your dividends, capital gain distributions, and redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Portfolio reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

EXHIBIT A
REDUCED SALES CHARGES (CLASS A ONLY)

You may qualify for a reduced sales charge through several purchase plans available. You must notify the Portfolio at the time of purchase to take advantage of the reduced sales charge.

Right of Accumulation
The sales charge breakpoints are calculated by taking into account not only the dollar amount of a new purchase of shares, but also the higher of cost or current value of shares previously purchased in Calvert Group Funds that impose sales charges. This automatically applies to your account for each new purchase.

Letter of Intent
If you plan to purchase $50,000 or more of the Portfolio ("Fund") shares over the next 13 months, your sales charge may be reduced through a "Letter of Intent." You pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period, excluding any money market fund purchases. Part of your shares will be held in escrow, so that if you do not invest the amount indicated, you will have to pay the sales charge applicable to the smaller investment actually made. For more information, see the SAI.

Group Purchases
If you are a member of a qualified group, you may purchase shares of the Fund at the reduced sales charge applicable to the group taken as a whole. The sales charge is calculated by taking into account not only the dollar amount of the shares you purchase, but also the higher of cost or current value of shares previously purchased and currently held by other members of your group.

A "qualified group" is one which:

 (1)      has been in existence for more than six months,
 (2)      has a purpose other than acquiring Fund shares at a discount, and
 (3) satisfies uniform criteria which enable CDI and dealers offering Fund shares to realize economies of scale in distributing such shares.

A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of CDI or dealers distributing the Fund's shares, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to CDI or dealers.

Pension plans may not qualify participants for group purchases; however, such plans may qualify for reduced sales charges under a separate provision (see below). Members of a group are not eligible for a Letter of Intent.

Retirement Plans Under Section 457, Section 403(b)(7), or Section 401(k)
There is no sales charge on shares of the Fund purchased for the benefit of a retirement plan under section 457 of the I.R.C. of 1986, as amended, or for a plan qualifying under section 403(b) and 401(k) of the Code if, at the time of purchase a) Calvert Group has been notified in writing that the 403(b), or 401(k) plan has at least 200 eligible employees and is not sponsored by a K-12 school district: or b) the cost or current value of shares a 401(k) plan has in Calvert Group of Funds (except money market funds) is at least $1 million.

Neither the Fund, nor CDI, nor any affiliate thereof will reimburse a plan or participant for any sales charges paid prior to receipt of such written communication and confirmation by Calvert Group. Plan administrators should send requests for the waiver of sales charges based on the above conditions to: Calvert Group Retirement Plans, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

Other Circumstances
There is no sales charge on shares of any fund (portfolio or series) of the Calvert Group of Funds sold to:
(1) current and retired members of the Board of Trustees/Directors of the Calvert Group of Funds, (and the Advisory Council of the Calvert Social Investment Fund);
(2) directors, officers and employees of the Advisor, Distributor, and their affiliated companies, and directors, officers and employees of the Subadvisor.
(3) directors, officers and registered representatives of brokers distributing the Fund's shares; and immediate family members of persons listed in (1), (2), or (3) above;
(4) dealers, brokers, or registered investment advisors that have entered into an agreement with CDI providing specifically for the use of shares of the Fund (Portfolio or Series) in particular investment programs or products (where such program or product already has a fee charged therein) made available to the clients of such dealer, broker, or registered investment advisor;
(5) trust departments of banks or savings institutions for trust clients of such bank or savings institution; and
(6) purchases placed through a broker maintaining an omnibus account with the Fund (Portfolio or Series) and the purchases are made by (a) investment advisors or financial planners placing trades for their own accounts (or the accounts of their clients) and who charge a management, consulting, or other fee for their services; or (b) clients of such investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; or (c) retirement and deferred compensation plans and trusts, including, but not limited to, those defined in Section 401(a) or Section 403(b) of the I.R.C., and "rabbi trusts."

Dividends and Capital Gain Distributions from other Calvert Group Funds
You may prearrange to have your dividends and capital gain distributions from another Calvert Group Fund automatically invested in another account with no additional sales charge.

Purchases made at net asset value ("NAV")
Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.

Reinstatement Privilege
If you redeem Fund shares and then within 30 days decide to reinvest in the same Fund, you may do so at the net asset value next computed after the reinvestment order is received, without a sales charge. You may use the reinstatement privilege only once. The Fund reserves the right to modify or eliminate this privilege.

To Open an Account:
     800-368-2748                   Prospectus
                                            March 31, 1998


                                            Calvert Social Investment Fund
                                            Managed Index Portfolio
                                            (Class A, B, and C)


Performance and Prices:
Calvert Information Network
24 hours, 7 days a week
800-368-2745

Service for Existing Accounts:
     Shareholders        800-368-2745
     Brokers             800-368-2746

TDD for Hearing Impaired:
     800-541-1524

Branch Office:
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail:
Calvert Group
c/o NFDS, 6th Floor
1004 Baltimore
Kansas City, MO 64105

Calvert Group Web-Site
Address: http://www.calvertgroup.com

PRINCIPAL UNDERWRITER
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814

Table of Contents

Portfolio Expenses                                            2
Investment Objective and Policies                             4
Investment Techniques and Related Risks                       4
Socially Responsible Investment Criteria                      6
Total Return                                                  8
Management of the Portfolio                                   8
SHAREHOLDER GUIDE:                                            12
Alternative Sales Options                                     13
How to Buy Shares                                             17
Net Asset Value                                               18
When Your Account Will Be Credited                            18
Exchanges                                                     18
Other Calvert Group Services                                  19
How to Sell Your Shares                                       21
Dividends, Distributions and Taxes                            23

--------
1 An optimizer is a mathematical algorithm for maximizing or minimizing an objective function relative to some set of constraints - here, to minimize tracking error (active risk) while using only those stocks which pass the Portfolio's social screens and limiting transaction costs.
*CDI may pay the dealer a finder's fee of up to 0.50% of the amount of purchase on purchases of over $1 million. If paid, CDI reserves the right to recoup any portion of the amount paid to the dealer if the investor redeems some or all shares within twelve months of the time of purchase.